SCHEDULE 14A

    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

             CitiFunds Trust I on behalf of its series - CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500
                (Name of Registrant as Specified In Its Charter)

                              Lea Anne Copenhefer
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1. Title of each class of securities to which transaction applies:

    _________________________________________________________________________
    2. Aggregate number of securities to which transaction applies:

    _________________________________________________________________________
    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    _________________________________________________________________________
     4. Proposed maximum aggregate value of transaction:

    _________________________________________________________________________
     5. Total fee paid:
    _________________________________________________________________________

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:
     _______________________________________________________________________

     2. Form, Schedule or Registration Statement No.:
     _______________________________________________________________________

     3. Filing Party:
     _______________________________________________________________________

     4. Date Filed:
     _______________________________________________________________________

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

               CITISELECT(R) FOLIO 200, CITISELECT(R) FOLIO 300,
              CITISELECT(R) FOLIO 400 AND CITISELECT(R) FOLIO 500

                                 21 Milk Street
                          Boston, Massachusetts 02109

                               February 17, 1999

Dear Shareholder:

     The accompanying materials relate to a Special Meeting of Shareholders of CitiSelect(R) Folio 200, CitiSelect(R) Folio 300, CitiSeleCt(R) Folio 400 and CitiSeLect(R) Folio 500. The Meeting will be held on Friday, April 9, 1999 at 10:00 a.m., Eastern time.

     YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT IN ORDER TO ACCOMPLISH PROPOSED ACTIONS THAT YOUR BOARD OF TRUSTEES HAS DETERMINED ARE FAIR AND REASONABLE AND IN YOUR BEST INTERESTS.

     If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. If the Funds do not receive your proxy card, our proxy solicitor, Shareholder Communications Corporation, may contact you to help you decide how to cast your vote.

     VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

     Shareholders are being asked to vote on two new subadvisers for their Funds and the transfer of the assets of Intermediate Income Portfolio, an underlying mutual fund in which the Funds invest, to U.S. Fixed Income Portfolio. In addition, shareholders are being asked to approve the selection of the Funds' accountants.

     After you have voted on the proposals, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you have any questions regarding the issues to be voted on, or need assistance in completing your proxy card, please contact Shareholder Communications Corporation at 1-800-733-8481 x492.

     We appreciate your participation in this important meeting. Thank you.

                                              Sincerely,



                                              Philip W. Coolidge President

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

               CITISELECT(R) FOLIO 200, CITISELECT(R) FOLIO 300,
              CITISELECT(R) FOLIO 400 AND CITISELECT(R) FOLIO 500

                                 21 Milk Street
                          Boston, Massachusetts 02109
                           Telephone: (617) 423-1679

                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

                        To be held Friday, April 9, 1999


     A Special Meeting of Shareholders of CitiSelect(R) Folio 200, CitiSelect(R) Folio 300, CitiSelect(R) Folio 400 and CitiSelect(R) Folio 500 will be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, April 9, 1999 at 10:00 a.m., Eastern Time, for the following purposes:

     ITEM 1. To vote on a Sub-Management Agreement between Mutual Management Corp. and Asset Allocation Portfolios, with respect to Large Cap Value Portfolio.

     ITEM 2. To vote on a Sub-Management Agreement between Salomon Brothers Asset Management Limited and Asset Allocation Portfolios, with respect to Foreign Bond Portfolio.

     ITEM 3. To vote on the transfer by Intermediate Income Portfolio of all of its assets to U.S. Fixed Income Portfolio in exchange for an interest in U.S. Fixed Income Portfolio, followed by the dissolution of Intermediate Income Portfolio.

     ITEM 4. To vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund.

     ITEM 5. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

     THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF ITEMS 1 THROUGH 4.

     Only shareholders of record on February 10, 1999 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.


                                                   Linda T. Gibson, Secretary

February 17, 1999

     YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

               CITISELECT(R) FOLIO 200, CITISELECT(R) FOLIO 300,
              CITISELECT(R) FOLIO 400 AND CITISELECT(R) FOLIO 500

                                 21 Milk Street
                          Boston, Massachusetts 02109
                           Telephone: (617) 423-1679

                                PROXY STATEMENT

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of CitiSelect(R) Folio 200, CitiSelect(R) Folio 300, CitiSelect(R) Folio 400 and CitiSelect(R) Folio 500 for use at a Special Meeting of Shareholders of these Funds, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, April 9, 1999 at 10:00 a.m., Eastern Time, for the purposes set for the in the accompanying Notice of Special Meeting.

     The close of business on February 10, 1999 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. __________ shares of CitiSelect(R) Folio 200, __________ shares of CitiSelect(R) Folio 300, __________ shares of CitiSelect(R) Folio 400 and __________ shares of CitiSelect(R) Folio 500 (without par value) were outstanding as of the close of business on the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to one vote for each share held.

     The Funds' Annual Report for the fiscal years ended October 31, 1998, including audited financial statements, has previously been sent to shareholders and is available without charge by written request or by calling Shareholder Communications Corporation at 1-800-733-8481 x492.

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees on or about February 17, 1999.

                   MANNER OF VOTING PROXIES AND VOTE REQUIRED

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Shareholders of each Fund will vote separately with respect to each Item. IF NO INSTRUCTIONS ARE SPECIFIED, ALL SHARES OF EACH FUND WILL BE VOTED FOR EACH OF PROPOSED ITEMS 1 THROUGH 4. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Funds.

     If sufficient votes to approve the proposed Items 1 through 4 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to Items 1 through 4 for the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted against the proposed adjournment.

     With respect to each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of that Fund entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 through 4. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 through 4.

                               GENERAL BACKGROUND

     The Funds are asset allocation funds managed by Citibank, N.A. Each of these Funds invests in a mix of equity, fixed income and money market securities that is designed by Citibank to offer a different level of potential return with a different amount of risk. The underlying mutual funds (called Portfolios) in which the Funds invest employ investment subadvisers to manage certain types of securities or to manage securities in particular investment styles. Citibank monitors and supervises the subadvisers. Shareholders of the Funds are being asked to approve two new subadvisers for the Portfolios. Approval of these subadvisers is covered by Items 1 and 2 below.

CURRENT OPERATIONS AND SUBADVISERS

     Each Fund invests in multiple Portfolios. Each Portfolio invests directly in securities in a particular asset class. Currently, the Funds invest their assets in Large Cap Growth Portfolio, Small Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, Short-Term Portfolio, Intermediate Income Portfolio, Foreign Bond Portfolio and International Portfolio.

     Citibank manages certain of the Portfolios itself, and supervises subadvisers that manage certain assets of the remaining Portfolios. Currently,

Citibank manages Large Cap Growth Portfolio, Small Cap Growth Portfolio, Intermediate Income Portfolio and Short-Term Portfolio. The following subadvisers currently manage the Portfolios indicated: Large Cap Value Portfolio, Mutual Management Corp.; Small Cap Value Portfolio, Franklin Advisory Services, Inc; Foreign Bond Portfolio, Salomon Brothers Asset Management Limited (effective March 1, 1999); and International Portfolio, Hotchkis and Wiley.

     Mutual Management Corp. and Salomon Brothers Asset Management Limited may act as subadvisers only for an interim period unless their sub-management agreements are approved by investors in the appropriate Portfolios. The Funds' Board of Trustees has decided to submit the sub-management agreements for approval by Fund shareholders.

PROPOSED OPERATIONS AND SUBADVISERS

     Citibank has proposed the following changes to the Funds' current investment operations. These changes will be effective May 1, 1999 (or another date selected by Citibank to implement them). Except for the merger of the two Portfolios described below, these changes do not require Portfolio investor approval.

     o Money market securities will no longer be treated as a separate asset class. Each Portfolio in which the Funds invest will hold money market securities to the extent that Citibank deems necessary or appropriate. These money market investments will be managed by Citibank, as they are today in the Short-Term Portfolio, but the Funds will not invest in the Short-Term Portfolio. This change does not require Portfolio investor approval.

     o High yield securities will be added as an additional asset class for the Funds. To accomplish this, the Funds will invest in new High Yield Portfolio. The addition of the new asset class and the investment in High Yield Portfolio do not require Portfolio investor approval.

     o Intermediate Income Portfolio will transfer its assets to U.S. Fixed Income Portfolio in exchange for an interest in U.S. Fixed Income Portfolio. Intermediate Income Portfolio will then dissolve, and will distribute to its investors, including the Funds, interests in U.S. Fixed Income Portfolio. As a result, each Fund will invest the securities in its intermediate income asset class in U.S. Fixed Income Portfolio rather than Intermediate Income Portfolio. The transfer of assets to U.S. Fixed Income Portfolio requires approval by investors in Intermediate Income Portfolio. The Funds' Board of Trustees has decided to submit this matter for approval by Fund shareholders.

     These changes are illustrated by the charts below.

CURRENT OPERATIONS:

[Description of Chart
(Page layout - landscape)
Four boxes across page. Each box contains the name of one Fund. The boxes contain the following names (from left to right): CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500. Eight boxes are placed across the page under the five boxes containing the names of the Funds. Each of the eight boxes contains the name of a Portfolio. The names of the Portfolios in the boxes are (from left to right): Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Short-Term Portfolio and Intermediate Income Portfolio. Arrows connect each box containing the name of a Fund to each of the eight boxes beneath it.]

PROPOSED OPERATIONS:

[Description of Chart
(Page layout - landscape)
Four boxes across page. Each box contains the name of one Fund. The boxes contain the following names (from left to right): CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500. Eight boxes are placed across the page under the five boxes containing the names of the Funds. Each of the eight boxes contains the name of a Portfolio. The names of the Portfolios in the boxes are (from left to right): Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, High Yield Portfolio and U.S. Fixed Income Portfolio. Arrows connect each box containing the name of a Fund to each of the eight boxes beneath it.]

     THE FUNDS' EXPENSE RATIOS WILL NOT INCREASE AS A RESULT OF THE PROPOSALS. SHAREHOLDERS ALSO SHOULD NOTE THAT THE CONTRACTUAL LEVEL OF MANAGEMENT FEES FOR FUND SHAREHOLDERS WILL NOT INCREASE.

     In the event that the proposal in Item 3 below does not receive the requisite shareholder approval for any Fund, the Trustees will consider possible alternatives, which might include resubmission of the proposal for approval by shareholders of that Fund.


     ITEM 1. TO VOTE ON A SUB-MANAGEMENT AGREEMENT BETWEEN MUTUAL MANAGEMENT CORP. AND ASSET ALLOCATION PORTFOLIOS, WITH RESPECT TO LARGE CAP VALUE PORTFOLIO.

     ITEM 2. TO VOTE ON A SUB-MANAGEMENT AGREEMENT BETWEEN SALOMON BROTHERS ASSET MANAGEMENT LIMITED AND ASSET ALLOCATION PORTFOLIOS, WITH RESPECT TO FOREIGN BOND PORTFOLIO.

     Citibank, N.A. currently manages the assets of Large Cap Value Portfolio and Foreign Bond Portfolio and provides administrative services to these Portfolios pursuant to separate Management Agreements with Asset Allocation Portfolios, each dated May 9, 1997. Subject to the terms of each Management Agreement, Citibank is responsible for the investment management of the Portfolios, selects, subject to the review and approval of the Portfolios' Board of Trustees, appropriate subadvisers to make the investment selections with respect to the Portfolios consistent with the guidelines and directions set by Citibank and the Board of Trustees, and reviews each subadviser's continued performance.

     Miller Anderson & Sherrerd, LLP served as subadviser for Large Cap Value Portfolio from the Portfolio's inception through January 21, 1999. Since January 22, 1999, Mutual Management Corp. (MMC), an affiliate of Citibank as described below, has managed the assets of Large Cap Value Portfolio that were previously managed by Miller Anderson.

     Pacific Investment Management Company (PIMCO) has served as subadviser for Foreign Bond Portfolio from the Portfolio's inception. Commencing March 1, 1999, Salomon Brothers Asset Management Limited (SBAM), also an affiliate of Citibank, will manage the assets of Foreign Bond Portfolio that are currently managed by PIMCO.

     MMC, a Delaware corporation, maintains its principal office at 388 Greenwich Street, New York, New York 10013. MMC currently manages the large cap value securities of Large Cap Value Portfolio on an interim basis, with approval of the Portfolio's Board of Trustees. Approval of investors in the Portfolio is necessary for MMC to continue to serve as subadviser. If Item 1 is approved, MMC will continue to be responsible for the daily management of the large cap value securities of Large Cap Value Portfolio.

     SBAM, a limited liability private company formed and domiciled in England and Wales, maintains its principal office at 111 Buckingham Palace Road, London, England. SBAM is a U.S. registered investment adviser. Commencing March 1, 1999, SBAM will manage the foreign government securities of Foreign Bond Portfolio on an interim basis, with approval of the Portfolio's Board of Trustees. Approval of investors in the Portfolio is necessary for SBAM to continue to serve as subadviser. If Item 2 is approved, SBAM will continue to be responsible for the daily management of the foreign government securities of Foreign Bond Portfolio.

     The Board of Trustees of Large Cap Value Portfolio and Foreign Bond Portfolio terminated the Portfolios' Sub-Management Agreements with Miller Anderson and PIMCO, as applicable, upon Citibank's recommendations. These recommendations were based on Citibank's evaluation of the services provided by these subadvisers, as well as the availability of appropriate asset management capabilities and resources in its affiliates, MMC and SBAM.

     In accordance with the requirements of the 1940 Act, each Sub-Management Agreement must be approved by the investors in the Portfolio to which it relates. The Funds' Board of Trustees has determined to submit the Sub-Management Agreements to Fund shareholders for their approval. When asked by each Portfolio to vote on the Portfolio's Sub-Management Agreement, each Fund will cast its votes with respect to that Sub-Management Agreement in the same proportion as the votes of that Fund's shareholders cast at the Meeting on the applicable Item. The percentage of a Fund's votes representing shareholders of that Fund not voting at the Meeting will be voted in the same proportion as those cast by shareholders of that Fund who do, in fact, vote.

                         THE SUB-MANAGEMENT AGREEMENTS

     If the Sub-Management Agreements with MMC and SBAM are approved by the required holders of beneficial interests in Large Cap Value Portfolio and Foreign Bond Portfolio and shareholders of the Funds, as described herein, MMC and SBAM will continue to serve as subadvisers to Large Cap Value Portfolio and Foreign Bond Portfolio, as applicable. Each Sub-Management Agreement, if approved by the "vote of a majority of the outstanding voting securities" of the Portfolio, will continue in effect for a two-year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. Each Sub-Management Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the applicable Portfolio or by the vote of a "majority of the outstanding voting securities" of the appropriate Portfolio or by Citibank. Each Sub-Management Agreement may also be terminated by the applicable subadviser upon 90 days' advance written notice to Citibank. Each Sub-Management Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     Under each Sub-Management Agreement, MMC or SBAM, as appropriate, will furnish continuing portfolio management services with respect to the large cap value or foreign government securities of Large Cap Value Portfolio or Foreign Bond Portfolio, as applicable, subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the then current Registration Statement under the 1940 Act with respect to the applicable Portfolio. Each subadviser will also provide Citibank with such investment advice and reports and data as are requested by Citibank.

     Each Sub-Management Agreement provides that the subadviser will be responsible for providing Citibank with such investment advice and supervision as Citibank may from time to time consider necessary for the proper supervision of such portion of a Portfolio's assets as Citibank may designate from time to time; furnishing continuously an investment program and determining from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by Citibank to the subadviser will be held uninvested, subject always to the restrictions of the Portfolio's Declaration of Trust, dated as of April 13, 1984, and By-laws, as each may be amended and restated from time to time, the provisions of the 1940 Act, the then-current Registration Statement with respect to the applicable Portfolio, and subject, further, to the applicable subadviser notifying Citibank in advance of its intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by Citibank; making recommendations to Citibank as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised; and taking, on behalf of the Portfolio, all actions which the subadviser deems necessary to implement the investment policies of the Portfolio, and in particular placing all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end each subadviser is authorized as agent to give instructions to the custodian and any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio.

     The subadvisers are not liable for any error of judgment or mistake of law or for any loss suffered by Large Cap Value Portfolio or Foreign Bond Portfolio, as appropriate, in connection with the matters to which the applicable Sub-Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their obligations and duties, or by reason of reckless disregard of their obligations and duties under the applicable Agreement.

     Shareholders should refer to Exhibits A and B attached hereto for the complete terms of the Sub-Management Agreements with MMC and SBAM, respectively. The description of each Sub-Management Agreement set forth herein is qualified in its entirety by the provisions of the Sub-Management Agreement as set forth in such Exhibits.

                            INVESTMENT ADVISORY FEES

     Until investor approval is obtained for a new MMC Sub-Management Agreement, applicable rules under the 1940 Act do not permit MMC to be paid more than the compensation Miller Anderson would have received under its Sub-Management Agreement with Large Cap Value Portfolio. The fees payable under the Miller Anderson Sub-Management Agreement were accrued daily and payable monthly and were equal to the percentages specified below of the aggregate assets of Large Cap Value Portfolio allocated to Miller Anderson:

                   Fees Previously Payable to Miller Anderson

                        0.625% on the first $25 million;
                        0.375% on the next $75 million;
                        0.250% on the next $400 million; and
                        0.20% on assets in excess of $500 million.

     Under the proposed new MMC Sub-Management Agreement, from and after investor approval, Large Cap Value Portfolio will pay MMC for its services on the basis of the following annual fee schedule:

                           MMC Proposed Fee Schedule

                        0.65% on the first $10 million;
                        0.50% on the next $10 million;
                        0.40% on the next $10 million; and
                        0.30% on remaining assets.

     Fees are accrued daily and payable monthly and are at the annual rates equal to the percentages specified above of the aggregate assets of Large Cap Value Portfolio allocated to MMC. Fees under the new MMC Sub-Management Agreement will be higher than those that would have been payable to Miller Anderson; however, Large Cap Value Portfolio's and the Funds' overall management fees will remain the same. To the extent that MMC's fees are higher than those that would have been payable to Miller Anderson, the fees payable to Citibank under its Management Agreement with Large Cap Value Portfolio will go down by the same amount. As a result, shareholders will not be affected by the increase.

     During Large Cap Value Portfolio's fiscal year ended October 31, 1998, Miller Anderson received $__________ in advisory fees from the Portfolio. Had the proposed fees under the new MMC Sub-Management Agreement been in effect during this period, Miller Anderson would have received $____________ in advisory fees from the Portfolio, or ____% of the fees that Miller Anderson actually received during this period.

     Under the SBAM Sub-Management Agreement, Foreign Bond Portfolio will pay SBAM for its services on the basis of the following annual fee schedule:

                               SBAM Fee Schedule

                        0.30% on the first $200 million;
                       0.25% on assets over $200 million.

     Fees are accrued daily and payable monthly and are at the annual rates equal to the percentages specified above of the aggregate assets of Foreign Bond Portfolio allocated to SBAM. These fees are the same as those that will be paid to SBAM as interim subadviser to Foreign Bond Portfolio, commencing March 1, 1999. Fees under the new SBAM Sub-Management Agreement will be lower than those that would have been payable to PIMCO; however, Foreign Bond Portfolio's and the Funds' overall management fees paid by shareholders will remain the same. To the extent that SBAM's fees are lower than those that would have been payable to PIMCO, Citibank's management fee will increase by the same amount. As a result, shareholders will not be affected by the decrease.

     During Foreign Bond Portfolio's fiscal year ended October 31, 1998, PIMCO received $__________ in advisory fees from the Portfolio. Had the proposed fees under the new SBAM Sub-Management Agreement been in effect during this period, PIMCO would have received $____________ in advisory fees from the Portfolio, or ____% of the fees that PIMCO actually received during this period.

                 INFORMATION REGARDING MUTUAL MANAGEMENT CORP.

     The following information regarding MMC has been provided by MMC.

     MMC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc, which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading - and use diverse channels to make them available to consumers and corporate managers to numerous investment companies having aggregate assets as of the date of this Proxy Statement in excess of $290 billion. Citigroup's principal business address is 153 East 53rd Street, New York, New York 10043.

     Frances A. Root will manage the large cap value securities of Large Cap Value Portfolio allocated to MMC. Ms. Root is a Director of MMC and a Senior Portfolio Manager. She joined Smith Barney Capital Management in 1992. Formerly, she was with Shearson Lehman Advisors as a Vice President and Portfolio Manager for seven years; and prior to that, with E.F. Hutton & Company, Inc. She is a Chartered Financial Analyst and a member of The New York

Society of Security Analysts. Ms. Root holds a BA degree from Sweet Briar
College.

     The following table sets forth certain information concerning the principal executive officers and directors of MMC. The address of each of the following persons is 388 Greenwich Street, New York, New York 10013.

          NAME                                    PRINCIPAL OCCUPATION

_______________________________________________________________________________
     Heath B. McLendon                    Chairman, President and Chief
                                            Executive Officer of MMC and
                                            Managing Director of Salomon
                                            Smith Barney
_______________________________________________________________________________
     Lewis E. Daidone                     Director and Senior Vice President of
                                           MMC; Managing Director of Salomon
                                           Smith Barney and Senior Vice
                                           President and Treasurer of forty-one
                                           mutual funds sponsored by Salomon
                                           Smith Barney
_______________________________________________________________________________
     A. George Saks                       Director of MMC and Executive Vice
                                           President of Salomon Smith Barney
_______________________________________________________________________________
     Michael J. Day                       Treasurer of MMC and Managing
                                           Director of Salomon Smith Barney
_______________________________________________________________________________
     Christina T. Sydor                   General Counsel and Secretary of
                                           MMC; Managing Director of
                                           Salomon Smith Barney and
                                           Secretary of the forty-one
                                           investment companies sponsored by
                                           Salomon Smith Barney
_______________________________________________________________________________

     The following table indicates the size of each investment company advised by MMC with an investment objective that is similar to the objective of above average total return consistent with reasonable risk and the advisory fee rates of these investment companies.

                                   NET ASSETS ON       ANNUAL MANAGEMENT FEE
                                  DECEMBER 31, 1998          PERCENT OF
                                   (IN THOUSANDS)        AVERAGE NET ASSETS
      FUND
_______________________________________________________________________________
OPEN-END FUND
_______________________________________________________________________________

Smith Barney Funds, Inc.            $__________        0.60% to $500 million;
    Large Cap Value Fund                               0.55% next $500 million;
                                                       0.50% after $1 billion
_______________________________________________________________________________
VARIABLE ANNUITY FUNDS
_______________________________________________________________________________
Smith Barney Variable Account       $13,779                     0.60%
   Funds
  Income and Growth Portfolio
_______________________________________________________________________________
Travelers Series Fund, Inc.         $464,936                    0.65%
    Smith Barney Large Cap Value
      Portfolio
_______________________________________________________________________________

        INFORMATION REGARDING SALOMON BROTHERS ASSET MANAGEMENT LIMITED

      The following information regarding SBAM has been provided by SBAM.

     SBAM is a limited liability private company formed and domiciled in England and Wales. It is a wholly owned subsidiary of Salomon Brothers Europe Limited, Victoria Plaza, 111 Buckingham Palace Road, London SWIS OSB. Salomon Brothers Europe Limited is owned by two wholly owned subsidiaries of Salomon Brothers Holding Company Inc (388 Greenwich Street, New York, New York 10013), Salomon (International) Finance AG (Schipfe 2, P.O. Box 4406, Zurich, Switzerland) and Salomon International Limited (Victoria Plaza, 111 Buckingham Palace Road, London SWIS OSB). Salomon Brothers Holding Company Inc is wholly owned by Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc. Citigroup's businesses are described above.

     __________ will manage the assets of Foreign Bond Portfolio allocated to SBAM. __________ is a __________ of SBAM. __________ joined SBAM in __________.
Formerly, __________ was with __________ as __________ for __________ years;
and prior to that, with __________. __________ holds a degree from __________.

     The following table sets forth certain information concerning the principal executive officers and directors of SBAM. The address of each of the following persons is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

               NAME                               PRINCIPAL OCCUPATION
_______________________________________________________________________________
     Vilas V. Gadkari                     Managing Director and Chief
                                            Investment Officer of SBAM;
                                            Managing Director of Salomon
                                            Brothers Asset Management Inc.;
                                            Managing Director of Salomon
                                            Brothers Inc; and Managing Director
                                            Salomon Brothers International
                                            Limited
_______________________________________________________________________________
David J. Scott                            Director of SBAM
_______________________________________________________________________________
David J. Griffiths                        Economist and Portfolio Manager of
                                          SBAM
_______________________________________________________________________________
Karolos Haggipavlou                       Portfolio Manager of SBAM

     The following table indicates the size of each investment company advised by SBAM with an investment objective that is similar to the objective of maximum total return consistent with preservation of capital and the advisory fee rates of these investment companies.

                                                         ANNUAL MANAGEMENT FEE
                                   NET ASSETS ON              PERCENT OF
                                 DECEMBER 31, 1998        AVERAGE NET ASSETS
         FUND

OPEN-END FUNDS
_______________________________________________________________________________
    Salomon Brothers Global Bond     $45,046,911        .375% to $50 million
      Series of the JNL Series                          .35% next $100 million
      Trust                                             .30% next $350 million
                                                        .25% over $500 million
_______________________________________________________________________________
   Salomon Brothers Investment      $117,747,606        .75%
     Series - Strategic Bond Fund
_______________________________________________________________________________
   Strategic Bond Opportunity       $95,200,414         .35% to $50 million
     Series of the American                             .30% next $150 million
     Growth Series                                      .25% next $300 million
                                                        .10% over $500 million

_______________________________________________________________________________
   Strategic Bond Trust for the     $441,725,216        .35% to $50 million
     NASL Series                                        .30% next $150 million
                                                        .25% next $300 million
                                                        .20% over $500 million
_______________________________________________________________________________
    Strategic Income Fund of the    $79,754,865         .35% to $50 million
     North American Funds Series                        .30% next $150 million
                                                        .25% next $300 million
                                                        .20% over $500 million
_______________________________________________________________________________
VARIABLE ANNUITY FUND
    Salomon Brothers Variable       $10,390,056          .75%
    Series Fund


                    THE EVALUATION BY THE BOARD OF TRUSTEES

     At a meeting on February 5, 1999 the Trustees of Large Cap Value Portfolio, Foreign Bond Portfolio and the Funds considered information with respect to whether each proposed Sub-Management Agreement was in the best interests of the Portfolios and their respective investors and the Funds and their shareholders. The Boards of Trustees considered, among other factors, representations by each subadviser regarding the nature and quality of services provided or to be provided by the subadviser, and information regarding fees, expense ratios and performance. In evaluating each subadviser's ability to provide services to the Portfolios, the Trustees considered information as to the subadviser's business organization, financial resources and personnel. The Boards of Trustees also considered the conflicts of interest inherent in Citibank's recommendation that its affiliates be hired as subadvisers.

     The Boards of Trustees also considered that under circumstances in which best price and execution may be obtained from more than one broker or dealer, each subadviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the subadviser. Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolios and subadvisers, each subadviser has advised that such information is, in its opinion, only supplementary to the subadviser's own research activities and the information must still be analyzed, weighed and reviewed by the subadviser. It was noted that such information may be useful to the subadvisers in providing services to clients other than the Portfolios. Conversely, it was noted that information provided to the subadvisers by brokers and dealers through whom other clients of the subadvisers effect securities transactions may be useful to the subadvisers in providing services to these Portfolios.

     Based upon its review, the Boards of Trustees of Large Cap Value Portfolio, Foreign Bond Portfolio and the Funds concluded that each of the Sub-Management Agreements is reasonable, fair and in the best interests of each of the Portfolios and their respective investors and the Funds and their shareholders, and that the fees provided in each of the Sub-Management Agreements are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Boards of Trustees of the Portfolios and the Funds, including all of the Independent Trustees, unanimously approved each of the Sub-Management Agreements and voted to recommend their approval by the investors in Large Cap Value Portfolio and Foreign Bond Portfolio and by shareholders of the Funds.

                                 VOTE REQUIRED

     Approval of each Sub-Management Agreement will require the approval of "a majority of the outstanding voting securities" of Large Cap Value Portfolio or Foreign Bond Portfolio, as applicable, present in person or represented by proxy at a meeting of the investors in that Portfolio. A "majority of the outstanding voting securities" requires approval by the holders of 67% or more of the issuer's voting securities which are present at the Meeting if the holders of more than 50% of such securities are present in person or by proxy, or more than 50% of the issuer's voting securities, whichever is less.

     In the event that a Sub-Management Agreement does not receive the requisite approval, Citibank would (a) manage all of the assets of the applicable Portfolio itself, (b) negotiate a new investment subadvisory agreement with a different advisory organization, or (c) make other appropriate arrangements, in the case of alternative (b) or (c), subject to approval in accordance with the 1940 Act.

     THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH OF THE FUNDS VOTE FOR APPROVAL OF THE SUB-MANAGEMENT AGREEMENT WITH MMC AND FOR APPROVAL OF THE SUB-MANAGEMENT AGREEMENT WITH SBAM.


     ITEM 3. TO VOTE ON THE TRANSFER BY INTERMEDIATE INCOME PORTFOLIO OF ALL OF ITS ASSETS TO U.S. FIXED INCOME PORTFOLIO IN EXCHANGE FOR AN

               INTEREST IN U.S. FIXED INCOME PORTFOLIO, FOLLOWED BY THE DISSOLUTION OF INTERMEDIATE INCOME PORTFOLIO.

     It is intended that proxies submitted by Fund shareholders not limited to the contrary will be voted in favor of Intermediate Income Portfolio transferring all of its assets to U.S. Fixed Income Portfolio in exchange for an interest in U.S. Fixed Income Portfolio, followed by the dissolution of Intermediate Income Portfolio.

     Intermediate Income Portfolio's Declaration of Trust currently requires that investors in that Portfolio approve sales, transfers or exchanges of all or substantially all of the assets of the Portfolio, including the transfer of the Portfolio's assets to U.S. Fixed Income Portfolio. Intermediate Income Portfolio will call a meeting of its investors (including the Funds) to approve the transfer of its assets to U.S. Fixed Income Portfolio. The Funds' Board of Trustees has determined to submit this matter to Fund shareholders for their approval. When asked by the Portfolio to vote on this matter, each Fund will cast its votes in the same proportion as the votes of that Fund's shareholders cast at the Meeting on this Item. The percentage of a Fund's votes representing shareholders of that Fund not voting at the Meeting will be voted in the same proportion as those cast by shareholders of that Fund who do, in fact, vote. By voting in favor of this Item, Fund shareholders will be authorizing the Funds' Trustees to vote in favor of this transfer.

                                 VOTE REQUIRED

     Approval the transfer of assets of Intermediate Income Portfolio will require the approval of "a majority of the outstanding voting securities" of Intermediate Income Portfolio present in person or represented by proxy at a meeting of the investors in that Portfolio. A "majority of the outstanding voting securities" requires approval by the holders of 67% or more of the issuer's voting securities which are present at the Meeting if the holders of more than 50% of such securities are present in person or by proxy, or more than 50% of the issuer's voting securities, whichever is less.

     THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE TRANSFER OF ASSETS OF INTERMEDIATE INCOME PORTFOLIO TO U.S. FIXED INCOME PORTFOLIO.


     ITEM 4. TO VOTE ON THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND.

     It is intended that proxies cast by each Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Funds who are not "interested persons" (as that term is defined in the 1940 Act) of the Funds, of PricewaterhouseCoopers LLP under Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of each Fund required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Fund ending October 31, 1999. PricewaterhouseCoopers LLP has no direct or material indirect interest in any Fund.

     PricewaterhouseCoopers LLP has served as the Funds' independent certified public accountants since their commencement of operations, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

     PricewaterhouseCoopers LLP, chartered accountants, an affiliate of PricewaterhouseCoopers LLP, has served as the Portfolios' independent certified public accountants since their commencement of operations. At the meeting of the Portfolios' investors to vote on the matters described above, investors in the Portfolios also will be asked to approve PricewaterhouseCoopers LLP, chartered accountants, as the Portfolios' independent certified public accountants. By voting in favor of this Item, Fund shareholders will be authorizing the Funds' Trustees to vote in favor of PricewaterhouseCoopers LLP, chartered accountants, as the Portfolios' independent certified public accountants.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and are expected to be available to respond to appropriate questions. Representatives of PricewaterhouseCoopers LLP are expected to have the opportunity to make a statement if they desire to do so.

                                 VOTE REQUIRED

     Approval of this proposal with respect to a Fund will require approval by the holders of a majority of the outstanding shares of that Fund which are present at the Meeting in person or by proxy.

     THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND.


     ITEM 5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENTS THEREOF.

     The management of the Funds knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.


                          INTERESTS OF CERTAIN PERSONS

     As of __________ __, 1999, the Trustees and officers of the Funds, individually and as a group, owned beneficially or had the right to vote the following outstanding shares of the Funds:

                                            Amount of
Name and Address                            Beneficial           Percent
of Beneficial Owner                         Ownership            of Shares

Trustees of the Funds

[names] ...........................          _______              _____%

Officers of the Funds

[names] ...........................          _______              _____%

All Trustees and officers of
    the Funds as a group  .........          _______              _____%

     As of __________ __, 1999, to the best knowledge of the Funds, the following persons beneficially owned 5% or more of the outstanding shares of the Funds:

                                               Amount of
Name and Address                               Beneficial         Percent
of Beneficial Owner                            Ownership          of Shares

CitiSelect Folio 200

[List shareholders] ....................         _______            _____%

CitiSelect Folio 300

[List shareholders] ....................         _______            _____%

CitiSelect Folio 400

[List shareholders] ....................         _______            _____%

CitiSelect Folio 500

[List shareholders] ....................         _______            _____%


                             ADDITIONAL INFORMATION

     Each Fund is a series of CitiFunds Trust I, a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of April 13, 1984, as amended and restated on August 9, 1996. The Funds were designated as separate series of the Trust on February 9, 1996. The mailing address of the Trust is 21 Milk Street, Boston, Massachusetts 02109.

     Fund shareholders may have purchased their shares through banks or other financial institutions, securities dealers or others (called Service Agents) that have entered into service agreements with the Funds' distributor. In these cases, the Service Agents are the shareholders of record of the Funds. At any meeting of Fund shareholders, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

     The cost of soliciting proxies in the accompanying form, which is expected to be about $____________, including the fees of a proxy soliciting agent, will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Funds without compensation therefor. Citibank may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

     The Funds' distributor is CFBDS, Inc., 21 Milk Street, Boston, Massachusetts 02109. State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


                        SUBMISSION OF CERTAIN PROPOSALS

     The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for CitiFunds Trust I as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

     YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
PROMPTLY.


                                   By Order of the Board of Trustees,


                                   Linda T. Gibson, Secretary

                                                              February 17, 1999

                                                                     EXHIBIT A


                            SUB-MANAGEMENT AGREEMENT

                          ASSET ALLOCATION PORTFOLIOS

                           Large Cap Value Portfolio


     SUB-MANAGEMENT AGREEMENT, dated January 22, 1999, by and between Asset Allocation Portfolios (the "Trust"), and Mutual Management Corp., a Delaware corporation (the "Subadviser").

                              W I T N E S S E T H:

     WHEREAS, Citibank, N.A. (the "Adviser") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as Large Cap Value Portfolio (the "Portfolio"), and

     WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

     WHEREAS, the Adviser has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Portfolio, and the Subadviser is willing to provide such investment advisory services for the Portfolio on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Portfolio for the compensation provided by this Agreement.

     2. Duties of the Subadviser. The Subadviser shall provide the Portfolio and the Adviser with such investment advice and supervision as the Adviser may from time to time consider necessary for the proper management of such portion of the Portfolio's investment assets as the Adviser may designate from time to time. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Portfolio, and subject, further, to the Subadviser notifying the Adviser in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Adviser, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Adviser from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Adviser may determine. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of the Portfolio and what portion, if any, of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Adviser as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Adviser at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

     The Subadviser shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. The Subadviser will advise the Adviser on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

     3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

     4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Portfolio an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of the Portfolio allocated to the Subadviser:

                        0.65% on the first $10 million;
                        0.50% on the next $10 million;
                        0.40% on the next $10 million;
                        and 0.30% on remaining assets.

     If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

     5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Portfolio relative to the Subadviser and its directors and officers.

     6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers, partners and employees of the Subadviser as well as the Subadviser itself. The Adviser is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

     7. Activities of the Subadviser. The services of the Subadviser to the Portfolio are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolio. It is understood that Trustees, officers, and investors of the Trust or the Adviser are or may be or may become interested in the Subadviser, as directors, officers, partners, employees, or otherwise and that directors, officers, partners and employees of the Subadviser are or may become similarly interested in the Trust or the Adviser and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

     8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until January 22, 2001, on which date it will terminate unless its continuance after January 22, 2001 is "specifically approved at least annually"
(a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio.

     This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of the Portfolio, or (iii) the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its "assignment."

     This Agreement constitutes the entire agreement between the parties and may be amended only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

     The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

     9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act or any rules or regulations of the Securities and Exchange Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

ASSET ALLOCATION PORTFOLIOS                    MUTUAL MANAGEMENT
on behalf of Large Cap Value Portfolio         CORP.


By:__________________________                  By:____________________________

Title:_______________________                  Title:_________________________


The foregoing is acknowledged:

Citibank, N.A.


By:__________________________

Title:_______________________

                                                                      EXHIBIT B


                            SUB-MANAGEMENT AGREEMENT

                          ASSET ALLOCATION PORTFOLIOS

                             Foreign Bond Portfolio


     SUB-MANAGEMENT AGREEMENT, dated March 1, 1999, by and between Asset Allocation Portfolios (the "Trust"), and Salomon Brothers Asset Management Limited, a British limited liability private corporation (the "Subadviser").

                              W I T N E S S E T H:

     WHEREAS, Citibank, N.A. (the "Adviser") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as Large Cap Value Portfolio (the "Portfolio"), and

     WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

     WHEREAS, the Adviser has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Portfolio, and the Subadviser is willing to provide such investment advisory services for the Portfolio on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Portfolio for the compensation provided by this Agreement.

     2. Duties of the Subadviser. The Subadviser shall provide the Portfolio and the Adviser with such investment advice and supervision as the Adviser may from time to time consider necessary for the proper management of such portion of the Portfolio's investment assets as the Adviser may designate from time to time. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of December 14, 1995, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Portfolio, and subject, further, to the Subadviser notifying the Adviser in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Adviser, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Adviser from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Adviser may determine. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of the Portfolio and what portion, if any, of the assets of the Portfolio allocated by the Adviser to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Adviser as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Adviser at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

     The Subadviser shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. The Subadviser will advise the Adviser on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

     3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

     4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Portfolio an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of the Portfolio allocated to the Subadviser:

                        0.30% on the first $200 million;
                       0.25% on assets over $200 million

     If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

     5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Portfolio relative to the Subadviser and its directors and officers.

     6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers, partners and employees of the Subadviser as well as the Subadviser itself. The Adviser is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

     7. Activities of the Subadviser. The services of the Subadviser to the Portfolio are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Portfolio. It is understood that Trustees, officers, and investors of the Trust or the Adviser are or may be or may become interested in the Subadviser, as directors, officers, partners, employees, or otherwise and that directors, officers, partners and employees of the Subadviser are or may become similarly interested in the Trust or the Adviser and that the Subadviser may be or may become interested in the Trust as an investor or otherwise.

     8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until March 1, 2001, on which date it will terminate unless its continuance after March 1, 2001 is "specifically approved at least annually"
(a) by the vote of a majority of the Trustees of the Trust who are not

"interested persons" of the Trust or of the Adviser or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio.

     This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of the Portfolio, or (iii) the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its "assignment."

     This Agreement constitutes the entire agreement between the parties and may be amended only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

     The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

     The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

     9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act or any rules or regulations of the Securities and Exchange Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

ASSET ALLOCATION PORTFOLIOS                 SALOMON BROTHERS ASSET
on behalf of Foreign Bond Portfolio         MANAGEMENT LIMITED


By:_____________________________            By:_____________________________

Title:__________________________            Title:__________________________


The foregoing is acknowledged:

Citibank, N.A.


By:_____________________________

Title:__________________________

                                                                      APPENDIX


                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

PROXY CARD                                                          PROXY CARD

               CITISELECT(R) FOLIO 200, CITISELECT(R) FOLIO 300,
              CITISELECT(R) FOLIO 400 AND CITISELECT(R) FOLIO 500

                         A PROXY FOR A SPECIAL MEETING
                    OF SHAREHOLDERS TO BE HELD APRIL 9, 1999


     The undersigned, revoking all Proxies heretofore given, hereby appoints each of [_______________] and [_______________], or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in CitiSelect(R) Folio 200, CitiSelect(R) Folio 300, CitiSeleCt(R) Folio 400 and CitiSeLect(R) Folio 500 which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, April 9, 1999 at 10:00 a.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. A Sub-Management Agreement between Mutual Management Corp. and Asset Allocation Portfolios, with respect to Large Cap Value Portfolio.

     I vote my shares in CitiSelect(R) Folio 200, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

     I vote my shares in CitiSelect(R) Folio 300, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

     I vote my shares in CitiSelect(R) Folio 400, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

     I vote my shares in CitiSelect(R) Folio 500, if any:

     ______FOR           ______AGAINST       ______ABSTAIN


2. A Sub-Management Agreement between Salomon Brothers Asset Management Limited and Asset Allocation Portfolios, with respect to Foreign Bond Portfolio.

     I vote my shares in CitiSelect(R) Folio 200, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

     I vote my shares in CitiSelect(R) Folio 300, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

     I vote my shares in CitiSelect(R) Folio 400, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

     I vote my shares in CitiSelect(R) Folio 500, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

3. The transfer by Intermediate Income Portfolio of all of its assets to U.S. Fixed Income Portfolio in exchange for an interest in U.S. Fixed Income Portfolio, followed by the dissolution of Intermediate Income Portfolio.

     I vote my shares in CitiSelect(R) Folio 200, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

     I vote my shares in CitiSelect(R) Folio 300, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

     I vote my shares in CitiSelect(R) Folio 400, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

     I vote my shares in CitiSelect(R) Folio 500, if any:

     ______FOR           ______AGAINST       ______ABSTAIN


4. The selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund.

     I vote my shares in CitiSelect(R) Folio 200, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

     I vote my shares in CitiSelect(R) Folio 300, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

     I vote my shares in CitiSelect(R) Folio 400, if any:

     ______FOR           ______AGAINST       ______ABSTAIN

     I vote my shares in CitiSelect(R) Folio 500, if any:

     ______FOR           ______AGAINST       ______ABSTAIN


THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDiCATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICaTED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                   _________________________________________
                                   Signature

                                   _________________________________________
                                   Signature of joint owner, if any

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.